                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   February 25, 1999


                             Chart Industries, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    1-11442                         34-1712937
------------------           --------------                 --------------------
(State or other                (Commission                   (I.R.S. Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


      5885 Landerbrook Drive, Suite 150, Cleveland, Ohio              44124
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      (Address of principal executive offices)                      (Zip Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Registrant's telephone number, including area code:             (440) 753-1490
                                                     ---------------------------


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Item 5.   OTHER EVENTS.

          Chart Industries, Inc. (the "Company") issued a News Release on
          February 8, 1999, a copy of which, along with certain other financial information, is filed as Exhibit 99.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

          99       News Release dated February 8, 1999, from the Company;
                   Company quarterly segment information for the year ended
                   December 31, 1998.


                                       2


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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHART INDUSTRIES, INC.



Date:  February 25, 1999      By:  /s/ Thomas F. McKee
                                  -----------------------------------------
                                   Thomas F. McKee
                                   Secretary


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                               EXHIBIT INDEX

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


Exhibit                         Description of Exhibit
-------                         ----------------------
99                        News Release dated February 8, 1999, from
                          the Company; Company quarterly segment
                          information for the year ended December 31, 1998.











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